UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of Earliest Event Reported): June 3, 2019 (May 31, 2019)

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)
 974 Centre Road, Building 735
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)
(302) 485-3000
(Registrant’s telephone numbers, including area code)
974 Centre Road
Wilmington, Delaware 19805
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$3.50 Series Preferred Stock	CTAPrA	New York Stock Exchange
$4.50 Series Preferred Stock	CTAPrB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01.	Changes in Control of Registrant.
On June 1, 2019, DowDuPont Inc. (“DowDuPont”) (which subsequently changed its name to DuPont de Nemours, Inc.) completed the previously announced separation of its agriculture business. The separation was completed by way of a pro rata distribution of all of the then-issued and outstanding shares of common stock, par value $0.01 per share, of Corteva, Inc. (“Corteva”) to holders of record of DowDuPont common stock as of the close of business on May 24, 2019 (the “Corteva Distribution”).
In connection with the Corteva Distribution and a series of internal reorganizations (the “Internal Reorganizations”), on May 31, 2019, DowDuPont contributed all of the outstanding common stock of E. I. du Pont de Nemours and Company (“Historical DuPont”) to Corteva. As a result, Historical DuPont is now a subsidiary of Corteva and, beginning on June 3, 2019, will do business as “Corteva Agriscience.” Each share of Historical DuPont’s Preferred Stock-$3.50 Series and Preferred Stock-$4.50 Series issued and outstanding immediately prior to the Corteva Distribution remained issued and outstanding and was unaffected by the Corteva Distribution and Internal Reorganizations. Shares of Historical DuPont’s Preferred Stock-$3.50 Series and Preferred Stock-$4.50 Series will continue trading on June 3, 2019 on the NYSE under the new ticker symbols “CTAPrA” and “CTAPrB,” respectively, and will no longer trade under ticker symbols “DDPrA” and “DDPrB,” respectively. In addition, as a result of the Corteva Distribution and Internal Reorganizations, Corteva became the “successor issuer” to Historical DuPont pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2019		E. I. DU PONT DE NEMOURS AND COMPANY

	By:	/s/ Gregory R. Friedman
	Name:	Gregory R. Friedman
	Title:	Executive Vice President and Chief Financial Officer (As Duly Authorized Officer and Principal Financial Officer)

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